UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2011

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York		10580
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

New Credit Agreement

On March 31, 2011, Jarden Corporation (the “Company”) refinanced its existing senior secured credit facility by entering into a new senior secured credit facility pursuant to that certain credit agreement, dated as of March 31, 2011 (the “Credit Agreement”), among the Company, as the US Borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the “Luxembourg Borrower,” Barclays Bank PLC, as administrative agent and collateral agent (the “Administrative Agent”), and the several lenders and letter of credit issuers from time to time party thereto (the “Lenders”). Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l. are wholly-owned direct or indirect subsidiaries of the Company.

The Credit Agreement establishes a commitment to provide up to $1,275,000,000 in the aggregate of loans and other financial accommodations to the Company consisting of a senior secured tranche A term loan facility in an aggregate principal amount of $525,000,000 (the “Tranche A Term Loan Facility”), a senior secured tranche B term loan facility in an aggregate principal amount of $500,000,000 (the “Tranche B Term Loan Facility” and together with the Tranche A Term Loan Facility, the “Term Facility”), a senior secured United States dollar revolving credit facility in an aggregate principal amount of $175,000,000 (the “Dollar Revolving Facility”) and a senior secured multicurrency revolving credit facility in an aggregate principal amount of $75,000,000 (the “Multicurrency Revolving Facility” and together with the Dollar Revolving Facility, the “Revolving Facility”). The Revolving Facility and the Term Facility are collectively referred to herein as the “Senior Secured Facilities”. The Dollar Revolving Facility includes a sublimit of up to an aggregate amount of $150,000,000 in letters of credit and a sublimit of up to an aggregate of $50,000,000 in swing line loans. The Company may borrow funds in Euros under the Multicurrency Revolving Facility.

On March 31, 2011, the full amount of the Term Facility, $1,025,000,000 was drawn in a single drawing and applied to repay the Company’s outstanding indebtedness under its existing senior secured credit facility. See the discussion “Termination of a Material Definitive Agreement” in Item 1.02 of this Current Report, which discussion is incorporated herein by reference.

Payments of principal under the Term Facility are payable quarterly in accordance with a specified amortization schedule. The final payment of all amounts outstanding under the Tranche A Term Loan Facility is due on March 31, 2016. The final payment of all amounts outstanding under the Tranche B Term Loan Facility is due on January 31, 2017; provided, however, that if prior to such date (i) the final maturity date of the Company’s 7 1/2% senior subordinated notes due 2017 (including any replacement or refinancing thereof) shall be extended to a date on or after the date which is 91 days after March 31, 2018, (ii) such 7 1/2% senior subordinated notes due 2017 are repaid in full or (iii) the principal amount of such 7 1/2% senior subordinated notes due 2017 is reduced below $100,000,000, then final payment of all amounts outstanding under the Tranche B Term Loan Facility shall be due on March 31, 2018.

Loans under the Dollar Revolving Facility and the Multicurrency Revolving Facility were and will be made available on and after March 31, 2011 through March 31, 2016.

Loans under the Term Facility and the Dollar Revolving Facility will bear interest, at the option of the Company, at one of the following rates:

•

the Applicable Margin plus the Eurodollar Rate, each as defined in the Credit Agreement, payable monthly, bi-monthly, quarterly, semi-annually, or, if available to all Lenders of the applicable tranche, every nine months or annually in arrears, as selected by the Company; or

•	the Applicable Margin plus the Base Rate, each as defined in the Credit Agreement, payable quarterly in arrears.

In addition to the above rates, loans under the Multicurrency Revolving Facility, at the option of the Company, may also bear interest at the Applicable Margin plus the Eurocurrency Rate, each as defined in the Credit Agreement, payable monthly, bi-monthly, quarterly, or, if available to all Lenders, semi-annually in arrears, as selected by the Company.

The Credit Agreement contains certain restrictions, subject to certain permitted exceptions, on the conduct of the Company’s and its subsidiaries’ businesses, including, among other things, restrictions, generally, on:

•	creating or suffering liens on the Company’s and its subsidiaries’ assets;

•	making investments;

•	incurring debt;

•	selling, transferring, licensing or otherwise disposing (including any sale and leaseback transaction) of any property;

•	paying dividends or making other distributions (whether in cash, securities or other property);

•	transactions with affiliates;

•	exceeding certain agreed capital expenditures; and

•	redeeming or prepaying more than a certain amount of subordinated debt.

The Credit Agreement also requires the Company to maintain the following financial covenants:

•	the Company’s total leverage ratio (as defined in the Credit Agreement) as of the last day of any four-quarter period may not be greater than 4.00:1.00; and

•

the Company’s interest coverage ratio (as defined in the Credit Agreement) as of the last day of any four-quarter period may not be less than the ratio set forth below opposite such four-quarter period:

Four-Quarter Period Ending:	Minimum Interest Coverage Ratio
June 30, 2011 September 30, 2011 December 31, 2011 March 31, 2012 June 30, 2012 September 30, 2012 December 31, 2012	2.00 to 1.00

March 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013 March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014	2.25 to 1.00

March 31, 2015 and each four-quarter period ending thereafter	2.50 to 1.00

The occurrence of certain events or conditions described in the Credit Agreement (subject to grace periods in certain cases) constitutes an event of default. If an event of default occurs, the Administrative Agent may, at the request or consent of the Lenders, among other things, declare the entire outstanding balance of all monetary obligations under the Senior Secured Facilities to be immediately due and payable. The events of default include, among other things (subject to certain exceptions contained in the Credit Agreement):

•

the failure of the Company, the Luxembourg Borrower, any guarantor or other person or entity providing collateral under the Credit Agreement to pay any principal, interest, obligations under letters of credit or other fees on the loans made under the Credit Agreement when due;

•	failure to observe certain covenants under the Credit Agreement (including, e.g., the financial covenants);

•

any material inaccuracy in the representations and warranties made or deemed made by or on behalf of the Company, the Luxembourg Borrower, any guarantor or other person or entity providing collateral under the Credit Agreement in the Credit Agreement or other loan documents under the Credit Agreement or any document delivered in connection with the Credit Agreement or such other loan documents;

•	the failure of the Company or any of its subsidiaries to make payment on certain other material indebtedness or contingent liabilities when due, or certain other defaults with respect thereto;

•	bankruptcy, insolvency or receivership proceedings with respect to the Company, the Luxembourg Borrower or their respective subsidiaries;

•	certain material judgments or orders entered against the Company, the Luxembourg Borrower or any of their respective subsidiaries;

•	the Company incurs certain specified liabilities under the Employee Retirement Income Security Act of 1974, as amended;

•	any of the loan documents under the Credit Agreement cease to be in full force and effect;

•	the failure of the collateral documents to create a lien on the collateral in certain specified circumstances; and

•	a change of control of the Company.

The Credit Agreement requires that the Company make certain prepayments of the loans and other credit extensions made thereunder, including upon the occurrence of the following events (subject to certain exceptions contained in the Credit Agreement):

•

if the outstanding amount of all loans under the Dollar Revolving Facility (including swing line loans and letter of credit obligations) exceeds the aggregate amount of commitments of the Lenders under the Dollar Revolving Facility, the Company is required to repay such excess amount;

•

if the outstanding amount of all loans under the Multicurrency Revolving Facility exceeds the aggregate amount of the commitments of the Lenders under the Multicurrency Revolving Facility, the Company is required to repay such excess amount;

•

if the Company’s total leverage ratio at the end of each fiscal year exceeds certain specified thresholds, the Company is required to prepay an amount of the loans and other credit extensions equal to a certain percentage (not to exceed 50%) of the Company’s excess cash flow (as defined in the Credit Agreement) at the end of such fiscal year;

•	the Company is required to prepay an amount of the loans and other credit extensions equal to 100% of the net proceeds from certain asset dispositions and certain property damage and losses; and

•	the Company is required to prepay an amount of the loans and other credit extensions equal to 100% of the net proceeds from certain debt issuances.

In connection with entering into the Credit Agreement, certain domestic subsidiaries of the Company (the “Guarantors”) have agreed to guarantee the Company’s obligations under the Credit Agreement pursuant to a Guaranty dated as of March 31, 2011 (the “Guaranty”). In addition, pursuant to the Guaranty, the Company has agreed to guarantee the obligations of the Luxembourg Borrower under the Credit Agreement.

Pursuant to the Pledge and Security Agreement, dated as of March 31, 2011 (the “Security Agreement”), entered into by the Company and the Guarantors, obligations under the Senior Secured Facilities are secured by a security interest in substantially all of the personal property, whether owned on the date the Security Agreement was entered into or acquired in the future, of the Company and the Guarantors, including the pledge by the Company and the Guarantors generally of 100% of the voting capital stock and other equity interests in all of their respective domestic subsidiaries and 65% of the voting capital stock and other equity interests in all of their respective directly owned non-domestic subsidiaries (in each case, whether existing on the date the Security Agreement was entered into or acquired thereafter) (subject to certain exceptions to comply with gaming laws and as otherwise contained in the Credit Agreement).

Copies of the Credit Agreement, the Security Agreement and the Guaranty are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary descriptions of the Credit Agreement, the Security Agreement and the Guaranty and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Credit Agreement, the Security Agreement and the Guaranty.

Amendment to Securitization Facility

On March 31, 2011, the Company entered into Amendment No. 1 (the “Amendment”) to its Second Amended and Restated Loan Agreement, dated as of July 29, 2010, among Jarden Receivables, LLC, as borrower, the Company, as servicer, Three Pillars Funding LLC and Wells Fargo Bank, National Association, as lenders, and SunTrust Robinson Humphrey, Inc., as agent and administrator for the lenders (the “Administrator”) (as amended, supplemented, restated or otherwise modified from time to time, the “Securitization Facility”).

Pursuant to the terms of the Amendment or in connection therewith (i) certain definitions in the Securitization Facility were amended to conform to corresponding definitions in the Credit Agreement; and (ii) the calculation of the total leverage ratio and interest coverage ratio were amended to conform with the calculations of such ratios in the Credit Agreement.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby is not intended to be complete, and is qualified in its entirety by the complete text of the Amendment.

Item 1.02 Termination of a Material Definitive Agreement.

On March 31, 2011, in connection with the refinancing of its senior secured credit facility and the entering into of the Credit Agreement described in Item 1.01 above, the Company paid in full all of its outstanding loans, extensions of credit and other obligations under that certain credit agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the “Prior Credit Agreement”), among the Company, as borrower, the lenders and letter of credit issuers party thereto from time to time and Barclays Bank PLC.

In connection with the Company’s repayment in full of all of its outstanding loans, extensions of credit and other obligations under the Prior Credit Agreement, the Company was released and discharged from any and all obligations under the Prior Credit Agreement and the other loan documents thereunder (other than certain swap contracts) and the Prior Credit Agreement and the other loan documents thereunder (other than certain swap contracts), including, among others, the certain Pledge and Security Agreement, dated as of January 24, 2005 (as amended, supplemented, restated or otherwise modified from time to time), among the Company and each of its subsidiaries from time to time party thereto and Barclays Bank PLC were terminated.

See the discussion “Entry into a Material Definitive Agreement – New Credit Agreement” in Item 1.01 of this Current Report, which discussion is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Credit Agreement, dated as of March 31, 2011, among Jarden Corporation, as the US borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, the several lenders and letter of credit issuers from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent.

10.2	Pledge and Security Agreement, dated as of March 31, 2011, among Jarden Corporation, as a grantor, each other grantors signatory thereto and Barclays Bank PLC, as administrative agent.

10.3	Guaranty, dated as of March 31, 2011, of Jarden Corporation and the several subsidiary guarantors signatory thereto.

10.4	Amendment No. 1 to Second Amended and Restated Loan Agreement, dated as of March 31, 2011, among Jarden Receivables, LLC, as borrower, Jarden Corporation, as servicer, SunTrust Robinson Humphrey, Inc., as agent and administrator, and Three Pillars Funding LLC and Wells Fargo Bank, National Association, as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2011

JARDEN CORPORATION

By:	/s/ John E. Capps

Name:	John E. Capps
Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Credit Agreement, dated as of March 31, 2011, among Jarden Corporation, as the US borrower, Jarden Lux Holdings S.à r.l., Jarden Lux S.à r.l. and Jarden Lux Finco S.à r.l., collectively as the Luxembourg Borrower, the several lenders and letter of credit issuers from time to time party thereto, and Barclays Bank PLC, as administrative agent and collateral agent.

10.2	Pledge and Security Agreement, dated as of March 31, 2011, among Jarden Corporation, as a grantor, each other grantors signatory thereto and Barclays Bank PLC, as administrative agent.

10.3	Guaranty, dated as of March 31, 2011, of Jarden Corporation and the several subsidiary guarantors signatory thereto.

10.4	Amendment No. 1 to Second Amended and Restated Loan Agreement, dated as of March 31, 2011, among Jarden Receivables, LLC, as borrower, Jarden Corporation, as servicer, SunTrust Robinson Humphrey, Inc., as agent and administrator, and Three Pillars Funding LLC and Wells Fargo Bank, National Association, as lenders.